PAGE 1
KEYSTONE GLOBAL RESOURCES AND DEVELOPMENT FUND
SEEKS CAPITAL GROWTH BY INVESTING IN COMPANIES INVOLVED IN THE NATURAL RESOURCES AND ENERGY INDUSTRIES,
WITH A SECONDARY INTEREST IN COMPANIES BENEFITING FROM INFRASTRUCTURE
DEVELOPMENT.

Dear Shareholder:

We are writing to report to you on the performance of Keystone Global Resources and Development Fund for the twelve-month period which ended March 31, 1997.

PERFORMANCE

For the twelve-month period which ended March 31, 1997, your Fund produced the following total returns.
  Class A shares returned 12.76%.
  Class B shares returned 11.96%.
  Class C shares returned 11.96%.
  The Standard & Poor's 500 Index-- a widely recognized benchmark of stock price performance-- returned 19.8% for the twelve-month period. The Morgan Stanley Capital International World Index, representing the performance of stocks from more than 20 countries including the U.S., returned 9.36% for the twelve-month period.
  We believe your Fund performed well in a challenging market environment for world stock markets in general, and natural resources stocks in particular.

THE MARKET ENVIRONMENT

Market conditions presented a study in contrasts during the year. In the U.S., the stock market rose fairly steadily, reaching new highs in February before correcting rather sharply during the last weeks of the period. In foreign markets, however, slow economic recovery in Japan, slowing growth rates in other parts of Asia and delayed recovery in Europe all contributed to a reduction in the demand for natural resources, especially metals. Overall, stronger gains in oil and energy stocks helped offset weaker returns in metals stocks.

SEEKING OPPORTUNITIES FROM WORLD GROWTH

As we indicated in the last report dated September 30, 1996, the Fund's revised strategy emphasizes investments in energy and resources companies-- firms that provide the raw materials needed for economic growth and development all over the world. We believe the natural resources area offers excellent opportunities for broad diversification by industry, company size and country.
  At the end of the period, 11 different countries were represented in your Fund's portfolio. Over the course of the year we increased our exposure to natural resources to 77% of holdings from 55% at the beginning of the period and reduced infrastructure stocks from 43% to 20%. We continue to believe that the complementary nature of these two sectors provides balance for the portfolio.

CONSERVATIVE INVESTMENT STYLE

It is important to remember, however, that due to their dependence on less stable economies, these stocks often experience greater price fluctuations than larger U.S. stocks. We monitor your Fund's holdings closely with an eye to enhancing potential returns and limiting risk, reallocating assets as needed to take advantage of new opportunities created by changing world market conditions.

PAGE 2
KEYSTONE GLOBAL RESOURCES AND DEVELOPMENT FUND

OUTLOOK

We believe the prospect of continued modest growth in the U.S. and improvements in the European economy are positive indicators for your Fund. We also think that metals markets are likely to have a better year ahead after the strong corrections of the past twelve months. We will continue to favor the oil sector, which we view as the engine of growth for all world economies. The most positive scenario for your Fund would be a synchronized worldwide economic recovery, which would provide attractive opportunities for the stocks in which your Fund invests.
  We appreciate your continued support of Evergreen Keystone Funds. If you have any questions or comments, please feel free to write us.

Sincerely,
(Signature of Albert H. Elfner, III)
Albert H. Elfner, III
CHAIRMAN
KEYSTONE INVESTMENT MANAGEMENT COMPANY

(Signature of George S. Bissell)
George S. Bissell
CHAIRMAN OF THE BOARD
KEYSTONE FUNDS

May 1997

                               A Discussion With
                               Your Fund Manager

                        (picture of John C. Madden, Jr.)

   JOHN C. MADDEN, JR. IS A VICE PRESIDENT AND SENIOR PORTFOLIO MANAGER OF KEYSTONE GLOBAL RESOURCES AND DEVELOPMENT FUND AND KEYSTONE PRECIOUS METAL HOLDINGS, INC. A CHARTERED FINANCIAL ANALYST, MR. MADDEN HAS MORE THAN 30 YEARS OF EXPERIENCE IN INVESTMENT RESEARCH AND MANAGEMENT, SPECIALIZING IN PRECIOUS METALS, NATURAL RESOURCES AND ENERGY. HE HOLDS A BA
                              FROM YALE UNIVERSITY.

(Q) WHAT ARE THE ADVANTAGES OF INVESTING IN KEYSTONE GLOBAL RESOURCES AND DEVELOPMENT FUND?

(A) Your Fund seeks capital growth by investing in companies in the natural resources and energy industries, with secondary emphasis on companies related to infrastructure development. We believe both types of investments offer strong growth potential because they benefit directly from growing world markets and rising standards of living. Natural resources and energy company stocks, including companies in the metals, mining, oil and gas industries, account for the bulk of the portfolio.
     Although these sectors can be volatile, we mitigate a great deal of the volatility through our relatively conservative investment style. Key components of this conservative style include maintaining a portfolio that is well-diversified geographically, and focusing on companies we believe are world leaders in their industries. We believe this approach provides Fund investors substantial upside potential while limiting downside risk.

(Q) HOW DID THESE MARKETS PERFORM DURING THE TWELVE-MONTH PERIOD?

(A) It was a positive period for stocks in general, but less favorable for companies in the resources and development sectors. Bright spots included selected energy and infrastructure stocks. Strong oil prices throughout most of the year had a generally positive influence on the profitability of oil-related companies, which accounted for more than one-fifth of your Fund's holdings. In Brazil, the privatization of state-owned companies and a strong local stock market helped our holding of Telebras, the Brazilian telephone company which more than doubled.
     The biggest negative factor during the year was the disappointing level of metals prices. Aluminum and copper both hit two-to-three year lows, and their stock prices declined accordingly. Copper fell to $0.80 a pound in the spring of 1996 on the news of a trading scandal at Sumitomo Metals. Copper has recovered since then,

 FUND PROFILE

 OBJECTIVE: Seeks capital growth by investing in companies involved in natural resources, energy and infrastructure development.
 COMMENCEMENT OF OPERATIONS: October 7, 1994
 COUNTRIES: 11
 NET ASSETS: $26.2 million
 NEWSPAPER LISTING: "GloRes"

PAGE 4
KEYSTONE GLOBAL RESOURCES AND DEVELOPMENT FUND

Diversification by Region
AS OF MARCH 31, 1997


North America                                 51%
Latin America                                 15%
Asia/Pacific                                  17%
Europe                                        15%
Other                                          2%


but still stands well below the peak of $1.47 a pound reached in the summer of 1995. The steel, gold and forest products sectors also underperformed the market.

(Q) WHAT CHANGES DID YOU MAKE TO THE PORTFOLIO DURING THE PERIOD?

(A) We made significant adjustments to the allocation of the Fund's holdings. We increased the percentage devoted to the resource area. Uneven performance across the oil sector created some good buying opportunities, and we added positions in domestic and foreign oil and oil service companies. At the end of the period, resources stocks accounted for 77% of the portfolio.
     In the infrastructure area, we sold or reduced our position in several stocks, taking profits on Bolivian Power and the Argentinean company Central Costanera. We also made some purchases in the infrastructure area, notably Nokia, the Finnish telecommunications company, which made a positive contribution to Fund performance during the year.

(Q) PLEASE DESCRIBE SOME OF THE FUND'S ENERGY HOLDINGS.

(A) We have increased and diversified our holdings of energy stocks. One of the Fund's largest holdings, FX Energy, is a small U.S.-based production company with exploration acreage onshore in Poland. It was the best performing stock in the portfolio during the period, gaining more than 200%. New purchases included a variety of oil companies here and abroad, such as UNOCAL, Pennzoil and Repsol. UNOCAL is in the process of transforming itself from a domestic integrated oil company to a very large independent exploration and production company. It plans to sell its refining and marketing operations for $2 billion and concentrate on promising production activities on the U.S. Gulf Coast and in Southeast Asia. Cash flow in the range of $7.00 to $8.00 per share could help the stock price move to $50 over the next year or two from the recent level in the mid-$30s.

     Overseas, we have started a position in Repsol, the Spanish oil company now completing the privatization process. Repsol has a small but growing exploration and production operation centered in Latin America and North Africa. It also holds the dominant position in downstream operations in Spain. The stock has been selling at a discount relative to other international oil companies. Given the strong earnings growth we expect for the company, we believe this represents good value.

(Q) HOW DID THE GEOGRAPHIC MIX OF THE FUND'S HOLDINGS CHANGE DURING THE PERIOD?

(A) We made some modifications over the course of the year. Between March 31, 1996 and March 31, 1997 we increased our exposure to North American stocks from 43% to 51% of the portfolio. We also added to our European holdings to capitalize on signs of economic recovery. We cut back on holdings in Asia and Latin America, selling the Hong Kong construction company Kumagai Gumi, KEPKO (Korean Electric) and TMM, a Mexican transportation company.

(Q) WHAT IS YOUR OUTLOOK?

(A) We are optimistic about the world economic outlook long-term, but do not necessarily expect big changes soon. We are encouraged by prospects for continuing growth in the U.S. and the potential for economic recovery in Europe. We expect to see improvement in the metals sector in the coming year after the lows of the past twelve months, which should benefit many of the holdings in your Fund's portfolio.
                                       *

                       THIS COLUMN IS INTENDED TO ANSWER
                           QUESTIONS ABOUT YOUR FUND.
        IF YOU HAVE A QUESTION YOU WOULD LIKE ANSWERED, PLEASE WRITE TO:
                  EVERGREEN KEYSTONE INVESTMENT SERVICES, INC.
                  ATTN: SHAREHOLDER COMMUNICATIONS, 22ND FLOOR
             200 BERKELEY STREET, BOSTON, MASSACHUSETTS 02116-5034.


ASSET ALLOCATION
(AS PERCENTAGE OF PORTFOLIO ASSETS)

                                          3/31/97    3/31/96
Natural resources and energy stocks           77%        55%
Infrastructure stocks                         20%        43%


TOP 10 HOLDINGS
AS OF MARCH 31, 1997

                                                  PERCENTAGE OF
STOCK (COUNTRY)                  INDUSTRY         NET ASSETS
Western Mining (Australia)        Metals/Mining             3.5
AGCO (U.S.)                         Agriculture             3.2
FX Energy (U.S.)                            Oil             3.1
Potash Corp. (Canada)               Agriculture             3.1
Alcan Aluminum (Canada)           Metals/Mining             2.9
Schlumberger Ltd. (U.S.)           Oil Services             2.8
Diamond Offshore (U.S.)            Oil Services             2.7
Savage Resources (Australia)      Metals/Mining             2.7
Caterpillar Inc. (U.S.)               Machinery             2.6
RTZ Corporation (U.K.)            Metals/Mining             2.5

PAGE 6
KEYSTONE GLOBAL RESOURCES AND DEVELOPMENT FUND

                                  Your Fund's
                                  Performance

       Growth of an investment in Keystone Global
       Resources and Development Fund Class A.

                 (picture of graph
                  Total Value $11,535)

A $10,000 INVESTMENT IN KEYSTONE GLOBAL RESOURCES AND DEVELOPMENT FUND
CLASS A MADE ON OCTOBER 17, 1994 WITH ALL DISTRIBUTIONS REINVESTED WAS WORTH $11,535 ON MARCH 31, 1997. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.

Class A, Class B, and Class C shares began operations on October 7, 1994. Class A share performance is reported at the current maximum front-end sales charge of 4.75%.
  Class B shares purchased after January 1, 1997 are subject to a contingent deferred sales charges (CDSC) that declines from 5% to 1% over six years after the month purchased. Performance assumes that shares were redeemed after the end of a one-year holding period and reflects the deduction of a 5% CDSC.
  Class C shares are subject to a 1% contingent deferred sales charge for 12 months after the month purchased.

TWELVE-MONTH PERFORMANCE               AS OF MARCH 31, 1997

                              CLASS A    CLASS B    CLASS C
Total return*                  12.76%     11.96%     11.96%
Net asset value 3/31/96        $10.74     $10.62     $10.62
                3/31/97        $12.11     $11.89     $11.89
Dividends                        None       None       None
Capital gains                    None       None       None

* BEFORE DEDUCTING FRONT-END OR CONTINGENT DEFERRED SALES CHARGE (CDSC), IF APPLICABLE.


  HISTORICAL RECORD                    AS OF MARCH 31, 1997

CUMULATIVE TOTAL
  RETURNS                 CLASS A      CLASS B      CLASS C
1-year
    w/o sales charge       12.76%       11.96%       11.96%
    with sales charge       7.40%        6.96%       10.96%
Life of Class              15.35%       15.90%       18.90%
AVERAGE ANNUAL TOTAL
  RETURN
1-year
    w/o sales charge       12.76%       11.96%       11.96%
    with sales charge       7.40%        6.96%       10.96%
Life of Class               5.98%        6.19%        7.30%


Performance assumes that shares were redeemed after the end of a one-year holding period and reflects the deduction of a 1% CDSC.
  The investment return and principal value will fluctuate so that your shares, when redeemed, may be worth more or less than the original cost.
  You may exchange your shares by phone or in writing. You may also exchange funds using the Evergreen Keystone Express Line. The Fund reserves the right to change or terminate the exchange offer.

                                   Growth Of
                                 An Investment

       Comparison of change in value of a $10,000 investment in Keystone Global Resources and Developement Fund, the Standard & Poor's 500 Index and the Morgan Stanley Capital International World Index


        IN THOUSANDS       OCTOBER 17, 1994 THROUGH MARCH 31, 1997
        _______________________________________________________________
 $20   |   Average Annual Total Return            Total Value $11,535  |
       |            1 Year   Life of Class                             |
       | Class A    7.40%      5.98%            S&P 500 $17,368        |
  16   | Class B    6.96%      6.19%                                   |
       | Class C   10.96%      7.30%                                   |
       |                                        MSCI $13,639           |
       |                                                               |
  12   |          (picture                      Class C $11,890        |
       |             of                         Class B $11,590        |
       |           graph)                       Class A $11,535        |
       |                                                               |
   8   |_______________________________________________________________|
        10/94             3/95              3/96              3/97

                              (graph legend)

PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. THE PERFORMANCE OF EACH CLASS MAY VARY BASED ON DIFFERENCES IN LOADS AND FEES PAID BY THE SHAREHOLDER INVESTING IN THE DIFFERENT CLASSES. THE STANDARD & POORS 500 STOCK INDEX AND THE MORGAN STANLEY CAPITAL INTERNATIONAL WORLD INDEX ARE FROM SEPTEMBER 30, 1994.



This chart graphically compares your Fund's total return performance to certain investment indexes. It is the result of fund performance guidelines issued by the Securities and Exchange Commission. The intent is to provide investors with more information about their investment.

COMPONENTS OF THE CHART

The chart is composed of three lines that represent the accumulated value of an initial $10,000 investment for the period indicated. The lines illustrate a hypothetical investment in:

1. KEYSTONE GLOBAL RESOURCES AND DEVELOPMENT FUND
Your Fund seeks capital growth by investing in companies involved in industrial and infrastructure development. The return is quoted after deducting sales charges (if applicable), fund expenses and transaction costs and assumes reinvestment of all distributions.

2. STANDARD & POOR'S 500 INDEX (S&P 500)
The S&P 500 is a broad-based unmanaged index of common stock prices. It is comprised of stocks of the largest U.S. companies. These stocks are selected and compiled by Standard & Poor's Corporation according to criteria that may be unrelated to your Fund's investment objective.

3. MORGAN STANLEY CAPITAL INTERNATIONAL WORLD INDEX (MSCIWI)
MSCIWI is a broad-based securities market index of about 1500 securities from major developed markets around the world. The index is unmanaged and includes North America, Europe and the Pacific Rim.
These indexes do not include transaction costs associated with buying and selling securities, and do not hold cash to meet redemptions. It would be difficult for most individual investors to duplicate these indexes.

UNDERSTANDING WHAT THE CHART MEANS

The chart demonstrates your Fund's total return performances in relation to well known investment indexes. It is important to understand what the chart shows and does not show.
  This illustration is useful because it charts Fund and index performance over the same time frame and over a long period. Long-term performance is a more reliable and useful measure of performance than measurements of short-term returns or temporary swings in the market. Your financial adviser can help you evaluate fund performance in conjunction with the other important financial considerations such as safety, stability and consistency.

LIMITATIONS OF THE CHART

The chart, however, limits the evaluation of fund performance in several ways. Because the measurement is based on total returns over an extended period of time, the comparison often favors those funds which emphasize

PAGE 8
KEYSTONE GLOBAL RESOURCES AND DEVELOPMENT FUND

capital appreciation when the market is rising. Likewise, when the market is declining, the comparison usually favors those which take less risk.

PERFORMANCE CAN BE DISTORTED

Funds which are more conservative in their orientation and which place an emphasis on capital preservation will tend to compare less favorably when the market is rising. In addition, funds which have income as one of their objectives also will tend to compare less favorably to relevant indexes.
  Indexes may also reflect the performance of some securities which a fund may be prohibited from buying. A bond fund, for example, may be limited to investments in only high quality bonds, or a stock fund may only be able to buy stocks that have been traded on a stock exchange for a minimum number of years or of a certain company size. Indexes usually do not have the same investment restrictions as your Fund.

INDEXES DO NOT INCLUDE COSTS OF INVESTING

The comparison is further limited in its utility because the index does not take into account any deductions for sales charges, transaction costs or other fund expenses. Your Fund's performance figures do reflect such deductions. Sales charges-- whether up-front or deferred-- pay for the cost of the investment advice of your financial adviser. Transaction costs pay for the cost of buying and selling securities for your Fund's portfolio. Fund expenses pay for the costs of investment management and various shareholder services. None of these costs are reflected in index total returns. The comparison is not completely realistic because an index cannot be duplicated by an investor-even an unmanaged index-- without incurring some charges and expenses.

ONE OF SEVERAL MEASURES

The chart is one of several tools you can use to understand your investment. It should be read in conjunction with the Fund's prospectus, and annual and semiannual reports. Also, your financial adviser, who understands your personal financial situation, can best explain the features of your Keystone fund and how it applies to your financial needs.

FUTURE RETURNS MAY BE DIFFERENT

Shareholders also should be mindful that the long-run performance of either the Fund or the indexes is not representative of what shareholders should expect to receive from their Fund investment in the future; it is presented to illustrate only past performance and is not a guarantee of future returns.

SCHEDULE OF INVESTMENTS-- MARCH 31, 1997

                                                                                                                MARKET
                                                                                                  SHARES         VALUE
COMMON STOCKS (89.1%)
AUSTRALIA (15.7%)
OIL (3.8%)
  Santos Ltd.                                                                                       88,000    $   347,695
  Woodside Petroleum                                                                                86,800        639,228
                                                                                                                  986,923
IRON AND STEEL (4.3%)
  Broken Hill Proprietary Co. Ltd.                                                                  43,787        583,552
  CRA Limited                                                                                       38,055        562,651
                                                                                                                1,146,203
METALS AND MINING (7.6%)
  QNI Limited (b)                                                                                  200,000        380,997
  Savage Resources (b)                                                                             669,981        698,553
  Western Mining Corp. Ltd.                                                                        145,022        916,335
                                                                                                                1,995,885
TOTAL AUSTRALIA                                                                                                 4,129,011
BRAZIL (2.1%)
TELECOMMUNICATIONS (2.1%)
  Telecomunicacoes Brasilieros S.A. ADR                                                              5,500        563,063
CANADA (14.8%)
AGRICULTURE (3.1%)
  Potash Corp. of Saskatchewan Inc.                                                                 10,500        800,867
OIL SERVICES (1.0%)
  Arakis Energy Corp. (b)                                                                           64,600        272,531
OIL (1.8%)
  Canadian Occidental Petroleum Ltd.                                                                25,100        462,297
METALS AND MINING (7.4%)
  Alcan Aluminum Ltd.                                                                               22,200        749,621
  Inco Ltd.                                                                                         19,300        624,514
  TECK Corp.                                                                                        26,200        572,445
                                                                                                                1,946,580

                                                        (CONTINUED ON NEXT PAGE)

PAGE 10
KEYSTONE GLOBAL RESOURCES AND DEVELOPMENT FUND

SCHEDULE OF INVESTMENTS--MARCH 31, 1997

                                                                                                                MARKET
                                                                                                  SHARES         VALUE
PRECIOUS METALS (1.5%)
  TVX Gold Inc. (b)                                                                                 38,200    $   267,635
  Repadre Corp. (b)                                                                                 25,000        137,234
                                                                                                                  404,869
TOTAL CANADA                                                                                                    3,887,144
FINLAND (1.8%)
TELECOMMUNICATIONS (1.8%)
  Nokia Corp. ADR                                                                                    8,000        466,000
FRANCE (5.7%)
CONSTRUCTION (1.8%)
  Lafarge                                                                                            6,900        479,049
OIL (3.9%)
  Societe Nationale Elf Aquitaine                                                                    5,000        513,848
  Total S.A.                                                                                         5,944        515,475
                                                                                                                1,029,323
TOTAL FRANCE                                                                                                    1,508,372
MEXICO (3.3%)
CONSTRUCTION (0.9%)
  Apasco S.A.                                                                                       34,000        230,254
PRECIOUS METALS (2.4%)
  Industrias Penoles S.A. de C.V.                                                                  130,000        639,385
TOTAL MEXICO                                                                                                      869,639
PERU (1.7%)
METALS AND MINING (1.7%)
  Minas Buenaventura                                                                                47,370        445,015
SPAIN (0.8%)
ENERGY SOURCES (0.8%)
  Repsol S.A.                                                                                        5,000        208,813
SWEDEN (2.4%)
ELECTRICAL PRODUCTS (2.4%)
  AAB, Series B                                                                                      5,521        625,655

SCHEDULE OF INVESTMENTS-- MARCH 31, 1997

                                                                                                                MARKET
                                                                                                  SHARES         VALUE
UNITED KINGDOM (4.5%)
IRON AND STEEL (2.0%)
  British Steel PLC                                                                                192,000    $   514,906
METALS AND MINING (2.5%)
  RTZ Corp.                                                                                         41,539        658,145
TOTAL UNITED KINGDOM                                                                                            1,173,051
UNITED STATES (36.3%)
AGRICULTURE (3.2%)
  AGCO Corp.                                                                                        30,600        845,325
CONSTRUCTION (1.6%)
  Fluor Corp.                                                                                        8,200        430,500
MACHINERY (4.3%)
  Caterpillar Inc.                                                                                   8,400        674,100
  Deere and Co.                                                                                      5,000        217,500
  Lindsay Manufacturing Co.                                                                          7,500        241,875
                                                                                                                1,133,475
ELECTRICAL COMPONENTS (2.5%)
  UCAR International Inc. (b)                                                                       16,300        645,888
IRON & STEEL (1.8%)
  Nucor Corp.                                                                                       10,000        457,500
METALS AND MINING (2.1%)
  Aluminum Company of America                                                                        8,000        544,000
PRECIOUS METALS (1.3%)
  Homestake Mining Co.                                                                              10,000        151,250
  Newmont Mining Corp.                                                                               5,000        193,750
                                                                                                                  345,000
OIL (7.9%)
  FX Energy Inc. (b)                                                                                75,000        801,563
  Occidental Petroleum Corp.                                                                         9,000        221,625
  Pennzoil Co.                                                                                       7,500        388,125
  Triton Energy Corp. Ltd. (b)                                                                       5,500        213,125
  Unocal Corp.                                                                                      12,000        457,500
                                                                                                                2,081,938

                                                        (CONTINUED ON NEXT PAGE)

PAGE 12
KEYSTONE GLOBAL RESOURCES AND DEVELOPMENT FUND

SCHEDULE OF INVESTMENTS-- MARCH 31, 1997

                                                                                                                MARKET
                                                                                                  SHARES         VALUE
OIL SERVICES (10.3%)
  BJ Services Co. (b)                                                                                9,000    $   430,875
  Diamond Offshore Drilling Inc. (b)                                                                10,500        719,250
  Halliburton Co.                                                                                    4,000        271,000
  Schlumberger Ltd.                                                                                  6,900        740,025
  Tidewater Inc.                                                                                    11,500        529,000
                                                                                                                2,690,150
FOREST PRODUCTS (1.3%)
  Weyerhaeuser Co.                                                                                   7,600        339,150
TOTAL UNITED STATES                                                                                             9,512,926
TOTAL COMMON STOCKS (COST-- $18,628,142)                                                                       23,388,689
PREFERRED STOCKS (7.5%)
BRAZIL (7.5%)
IRON AND STEEL (3.1%)
  Vale do Rio Doce Navegacao S.A.                                                                   23,588        536,648
  Caemi Min E Metal (b)                                                                          5,000,000        264,326
                                                                                                                  800,974
OIL (2.1%)
  Petrol Brasileiros                                                                             2,830,000        562,367
UTILITIES (2.3%)
  Electrobras                                                                                    1,390,000        598,357
TOTAL BRAZIL                                                                                                    1,961,698
TOTAL PREFERRED STOCKS (COST-- $1,477,278)                                                                      1,961,698

                                                                                                 MATURITY       MARKET
                                                                                                  VALUE          VALUE
REPURCHASE AGREEMENTS (1.5%)
  Investments in repurchase agreements, in a joint trading account, purchased 3/31/97,
    6.466%, maturing 4/1/97 (a)                                                                    397,071        397,000
TOTAL REPURCHASE AGREEMENTS (COST-- $397,000)                                                                     397,000

SCHEDULE OF INVESTMENTS--MARCH 31, 1997

                                                                                                                MARKET
                                                                                                  SHARES         VALUE
INVESTMENT COMPANY (1.3%)
AUSTRALIA (1.3%)
  First Resources Development Fund (b)                                                             600,000    $   329,257
TOTAL INVESTMENT COMPANY (COST-- $464,864)                                                                        329,257
OPTIONS, PURCHASED (0.1%)
AUSTRALIA (0.1%)
  Savage Resources, options, expire November 1998 (b)                                               66,400         17,178
  First Resources Development Fund, options, expire December 1997 (b)                              600,000         11,759
TOTAL OPTIONS (COST-- $12,905)                                                                                     28,937
TOTAL INVESTMENTS (COST-- $20,980,189) (C)                                                                     26,105,581
FOREIGN CURRENCY HOLDINGS (0.0%) (COST-- $9,530)                                                                    9,285
OTHER ASSETS AND LIABILITIES-- NET (0.5%)                                                                         122,256
NET ASSETS (100.0%)                                                                                           $26,237,122

(a) The repurchase agreements are fully collateralized by U.S. government and/or agency obligations based on market prices at March 31, 1997.

(b) Non-income-producing security.

(c) The cost of investments for federal income tax purposes is $20,980,189. Gross unrealized appreciation and depreciation based on identified tax cost, at March 31, 1997 are as follows:

        Gross unrealized appreciation                                $5,609,122
        Gross unrealized depreciation                                  (483,730)
        Net unrealized appreciation                                  $5,125,392

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS

                                                  U.S. $ VALUE
EXCHANGE                                               AT           IN EXCHANGE      UNREALIZED
  DATE                                           MARCH 31, 1997     FOR U.S. $      APPRECIATION
Forward Foreign Currency Exchange Contracts
to Sell
Contracts to Deliver
04/09/97     2,807,253     Australian Dollar        2,200,459        2,217,000        $ 16,541
05/06/97     7,042,927     French Franc             1,257,489        1,274,000          16,511
Unrealized Appreciation on Forward Foreign Currency Exchange Contracts                $ 33,052

SEE NOTES TO FINANCIAL STATEMENTS

PAGE 14
KEYSTONE GLOBAL RESOURCES AND DEVELOPMENT FUND

FINANCIAL HIGHLIGHTS-- CLASS A SHARES
(FOR A SHARE OUTSTANDING THROUGHOUT EACH YEAR)

                                                                                                  PERIOD FROM OCTOBER 7, 1994
                                                                     YEAR ENDED MARCH 31,         (COMMENCEMENT OF OPERATIONS)
                                                                     1997            1996              TO MARCH 31, 1995
Net asset value beginning of year                                    $10.74          $ 9.02                  $10.00
INCOME FROM INVESTMENT OPERATIONS:
Net investment loss                                                   (0.04)          (0.04)                   0.00(d)
Net realized and unrealized gain (loss) on investments and foreign
  currency related transactions                                        1.41            1.76                   (0.98)
Total income from investment operations                                1.37            1.72                   (0.98)
NET ASSET VALUE END OF YEAR                                          $12.11          $10.74                  $ 9.02
TOTAL RETURN(A)                                                       12.76%          19.07%                  (9.80%)
RATIOS/SUPPLEMENTAL DATA
Ratios to average net assets:
  Total expenses                                                       2.40%(b)        2.38%(b)                2.77%(c)
  Net investment loss                                                 (0.45%)         (0.41%)                 (0.07%)(c)
Portfolio turnover rate                                                  39%             40%                     13%
Average commission rate paid                                        $0.0023         $0.0025                     N/A
Net assets, end of year (thousands)                                 $ 4,462         $ 4,574                  $4,890

(a) Excluding applicable sales charges.

(b) Ratio of total expenses to average net assets for the years ended March 31, 1997 and 1996 includes indirectly paid expenses. Excluding indirectly paid expenses the expense ratio would have been 2.39% and 2.37% for the years ended March 31, 1997 and 1996, respectively.

(c) Annualized.

(d) Represents less than $0.01 per share.

SEE NOTES TO FINANCIAL STATEMENTS.

FINANCIAL HIGHLIGHTS-- CLASS B SHARES
(FOR A SHARE OUTSTANDING THROUGHOUT EACH YEAR)

                                                                                                  PERIOD FROM OCTOBER 7, 1994
                                                                     YEAR ENDED MARCH 31,         (COMMENCEMENT OF OPERATIONS)
                                                                     1997            1996              TO MARCH 31, 1995
Net asset value beginning of year                                    $10.62          $ 8.99                  $10.00
INCOME FROM INVESTMENT OPERATIONS:
Net investment loss                                                   (0.14)          (0.13)                  (0.03)
Net realized and unrealized gain (loss) on investments and foreign
  currency related transactions                                        1.41            1.76                   (0.98)
Total income from investment operations                                1.27            1.63                   (1.01)
NET ASSET VALUE END OF YEAR                                          $11.89          $10.62                  $ 8.99
TOTAL RETURN(A)                                                       11.96%          18.13%                 (10.10%)
RATIOS/SUPPLEMENTAL DATA
Ratios to average net assets:
  Total expenses                                                       3.16%(b)        3.13%(b)                3.55%(c)
  Net investment loss                                                 (1.22%)         (1.16%)                 (0.80%)(c)
Portfolio turnover rate                                                  39%             40%                     13%
Average commission rate paid                                        $0.0023         $0.0025                     N/A
Net assets, end of year (thousands)                                 $17,208         $15,161                  $14,688

(a) Excluding applicable sales charges.

(b) Ratio of total expenses to average net assets for the years ended March 31, 1997 and 1996 includes indirectly paid expenses. Excluding indirectly paid expenses the expense ratio would have been 3.15% and 3.12% for the years ended March 31, 1997 and 1996, respectively.

(c) Annualized.

SEE NOTES TO FINANCIAL STATEMENTS.

PAGE 16
KEYSTONE GLOBAL RESOURCES AND DEVELOPMENT FUND

FINANCIAL HIGHLIGHTS-- CLASS C SHARES
(FOR A SHARE OUTSTANDING THROUGHOUT EACH YEAR)

                                                                                                  PERIOD FROM OCTOBER 7, 1994
                                                                     YEAR ENDED MARCH 31,         (COMMENCEMENT OF OPERATIONS)
                                                                     1997            1996              TO MARCH 31, 1995
Net asset value beginning of year                                    $10.62          $ 8.99                  $10.00
INCOME FROM INVESTMENT OPERATIONS:
Net investment loss                                                   (0.10)          (0.10)                  (0.03)
Net realized and unrealized gain (loss) on investments and foreign
  currency related transactions                                        1.37            1.73                   (0.98)
Total income from investment operations                                1.27            1.63                   (1.01)
NET ASSET VALUE END OF YEAR                                          $11.89          $10.62                  $ 8.99
TOTAL RETURN(A)                                                       11.96%          18.13%                 (10.10%)
RATIOS/SUPPLEMENTAL DATA
Ratios to average net assets:
  Total expenses                                                       3.13%(b)        3.13%(b)                3.51%(c)
  Net investment loss                                                 (1.27%)         (1.16%)                  (.93%)(c)
Portfolio turnover rate                                                  39%             40%                     13%
Average commission rate paid                                        $0.0023         $0.0025                     N/A
Net assets, end of year (thousands)                                 $ 4,567         $ 2,023                  $1,393

(a) Excluding applicable sales charges.

(b) Ratio of total expenses to average net assets for the years ended March 31, 1997 and 1996 includes indirectly paid expenses. Excluding indirectly paid expenses the expense ratio would have been 3.12% and 3.12% for the years ended March 31, 1997 and 1996, respectively.

(c) Annualized.

SEE NOTES TO FINANCIAL STATEMENTS.

STATEMENT OF ASSETS AND LIABILITIES MARCH 31, 1997


ASSETS:
 Investments at market value
   (identified cost-- $20,980,189)               $26,105,581
 Foreign currency holdings (identified
   cost-- $9,530)                                      9,285
 Cash                                                    479
 Receivable for:
   Dividends and interest                             71,944
   Fund shares sold                                   82,480
 Net unrealized appreciation on forward foreign
   currency exchange contracts                        33,052
 Deferred organization expense                        20,918
 Prepaid expenses                                      4,796
 Foreign taxes receivable                              2,057
     Total assets                                 26,330,592

LIABILITIES:
 Payable for:
   Fund shares redeemed                               53,361
 Foreign taxes withheld                                2,815
 Other accrued expenses                               37,294
     Total liabilities                                93,470

NET ASSETS                                       $26,237,122
NET ASSETS REPRESENTED BY:
 Paid-in-capital                                 $20,749,887
 Accumulated net investment loss                     (33,055)
 Accumulated net realized gains on investments
   and foreign currency related transactions         361,698
 Net unrealized appreciation on investments and
   foreign currency related transactions           5,125,540
 Net unrealized appreciation on forward foreign
   currency exchange contracts                        33,052
     Total net assets                            $26,237,122

NET ASSET VALUE PER SHARE:
 Class A Shares
   Net assets of $4,461,6054368,381 shares
     outstanding                                 $     12.11
   Offering price per share ($12.1140.9525)
     (based on sales charge of 4.75% of the
     offering price on March 31, 1997)           $     12.71
 Class B Shares
   Net assets of $17,208,06541,446,817 shares
     outstanding                                 $     11.89
 Class C Shares
   Net assets of $4,567,4524383,981 shares
     outstanding                                 $     11.89


SEE NOTES TO FINANCIAL STATEMENTS.

STATEMENT OF OPERATIONS
YEAR ENDED MARCH 31, 1997



INVESTMENT INCOME
 Interest                                         $   41,483
 Dividends (net of withholding taxes of $33,367)     426,023
   Total income                                      467,506

EXPENSES
 Management fee                                      243,022
 Shareholder services                                 86,335
 Accounting, auditing and legal                       56,400
 Custodian fees                                       46,864
 Printing                                             30,507
 Distribution plan expenses                          206,046
 Registration fees                                    44,810
 Amortization of organization expense                 13,158
 Miscellaneous expenses                                5,392
   Total expenses                                    732,534
   Less: Expenses paid indirectly                     (3,073)
   Net expenses                                      729,461
 NET INVESTMENT LOSS                                (261,955)

NET REALIZED AND UNREALIZED GAIN (LOSS) ON
 INVESTMENTS AND FOREIGN CURRENCY RELATED
 TRANSACTIONS:
 Realized gain (loss) on:
   Investment transactions                         1,236,594
   Foreign currency related transactions            (140,097)
 Net realized gain on investments and foreign
   currency related transactions                   1,096,497
 Net change in unrealized appreciation on
   investments, foreign currency related
   transactions and forward foreign currency
   exchange contracts                              1,919,418
 Net gain on investments, foreign currency
   related transactions and forward foreign
   currency exchange contracts                     3,015,915
 Net increase in net assets resulting from
   operations                                     $2,753,960

PAGE 18
KEYSTONE GLOBAL RESOURCES AND DEVELOPMENT FUND

STATEMENTS OF CHANGES IN NET ASSETS

                                                                                             YEAR ENDED MARCH 31,
                                                                                           1997                1996
OPERATIONS:
  Net investment loss                                                                   $  (261,955)        $  (217,769)
  Net realized gain on investments and foreign currency related transactions              1,096,497             131,912
  Net change in unrealized appreciation on investments, foreign currency related
     transactions and forward foreign currency exchange contracts                         1,919,418           3,775,333
     Net increase in net assets resulting from operations                                 2,753,960           3,689,476
CAPITAL SHARE TRANSACTIONS (NOTE 2):
  Proceeds from shares sold:
     Class A Shares                                                                       1,149,694           1,145,130
     Class B Shares                                                                       4,494,545           2,628,135
     Class C Shares                                                                       3,596,943             672,747
  Payments for shares redeemed:
     Class A Shares                                                                      (1,830,659)         (2,328,932)
     Class B Shares                                                                      (4,250,880)         (4,711,542)
     Class C Shares                                                                      (1,433,936)           (308,032)
     Net increase (decrease) in net assets resulting from capital share
      transactions                                                                        1,725,707          (2,902,494)
       Total increase in net assets                                                       4,479,667             786,982
NET ASSETS:
  Beginning of year                                                                      21,757,455          20,970,473
  End of year (Including accumulated net investment loss of ($33,055) at
     March 31, 1997 and undistributed net investment income of $3,718 at
     March 31, 1996)                                                                    $26,237,122         $21,757,455

SEE NOTES TO FINANCIAL STATEMENTS.

NOTES TO FINANCIAL STATEMENTS

1. SIGNIFCANT ACCOUNTING POLICIES

Keystone Global Resources and Development Fund formerly Keystone Strategic Development Fund (the "Fund") is a Massachusetts business trust for which Keystone Investment Management Company ("Keystone") is the Investment Adviser and Manager. Keystone was formerly a wholly-owned subsidiary of Keystone Investments, Inc. ("KII") and is currently a subsidiary of First Union Keystone, Inc. First Union Keystone, Inc. is a wholly-owned subsidiary of First Union National Bank of North Carolina which in turn is a wholly-owned subsidiary of First Union Corporation ("First Union"). The Fund is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as a diversified, open-end investment company. The Fund offers several classes of shares. The Fund's investment objective is to achieve long term capital growth by investing primarily in equity securities.
  Equitilink International Management Limited ("EIML") acts as a subadviser to the Fund. EIML provides Keystone with investment research and advice. In addition, subject to the supervision of the Fund's Board of Trustees and Keystone, EIML may provide investment supervision and furnish an investment program for certain assets of the Fund.
  The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The policies are in conformity with generally accepted accounting principles, which require management to make estimates and assumptions that affect amounts reported herein. Although actual results could differ from these estimates, any such differences are expected to be immaterial to the net assets of the Fund.

A. VALUATION OF SECURITIES

Investments, including American Depositary Receipts ("ADR's") are valued at the closing sales price or, in the absence of sales and for over-the-counter securities, the mean of bid and asked quotations. Management values the following securities at prices it deems in good faith to be fair by or under the direction of the Board of Trustees: (a) securities (including restricted securities) for which complete quotations are not readily available and (b) listed securities if, in the opinion of management, the last sales price does not reflect a current value or if no sale occurred. ADR's, which are certificates representing shares of foreign securities deposited in domestic and foreign banks, are traded and valued in United States dollars.
  Short-term investments with remaining maturities of 60 days or less are carried at amortized cost, which approximates market value. Short-term securities with greater than 60 days to maturity are valued at market value.

B. REPURCHASE AGREEMENTS

Pursuant to an exemptive order issued by the Securities and Exchange Commission, the Fund, along with certain other Keystone funds, may transfer uninvested cash balances into a joint trading account. These balances are invested in one or more repurchase agreements that are fully collateralized by U.S. Treasury and/or Federal Agency obligations.
  Securities pledged as collateral for repurchase agreements are held by the custodian on the Fund's behalf. The Fund monitors the adequacy of the collateral daily and will require the seller to provide additional collateral in the event the market value of the securities pledged falls below the carrying value of the repurchase agreement.

C. FOREIGN CURRENCY

The books and records of the Fund are maintained in United States (U.S.) dollars. Foreign currency amounts are translated into United States dollars as follows: market value of investments, assets and liabilities at the daily rate of exchange; purchases and sales of investments, income and expenses at the rate of exchange prevailing on the respective dates of such transactions. Net unrealized foreign exchange gain (loss) resulting from changes in foreign currency exchange rates is a component of net unrealized appreciation (depreciation)

KEYSTONE GLOBAL RESOURCES AND DEVELOPMENT FUND

on investments and foreign currency related transactions. Net realized foreign currency gains and losses resulting from changes in exchange rates include foreign currency gains and losses between trade date and settlement date on investment securities transactions, foreign currency transactions and the difference between the amounts of interest and dividends recorded on the books of the Fund and the amount actually received. The portion of foreign currency gains and losses related to fluctuations in exchange rates between the initial purchase trade date and subsequent sale trade date is included in realized gain
(loss) on foreign currency related transactions.

D. FUTURES CONTRACTS

In order to gain exposure to or protect against changes in security values, the Fund may buy and sell futures contracts.
  The initial margin deposited with a broker when entering into a futures transaction is subsequently adjusted by daily payments or receipts as the value of the contract changes. Such changes are recorded as unrealized gains or losses. Realized gains or losses are recognized on closing the contract.
  Risks of entering into futures contracts include (i) the possibility of an illiquid market for the contract, (ii) the possibility that a change in the value of the contract may not correlate with changes in the value of the underlying instrument or index, and (iii) the credit risk that the other party will not fulfill their obligations under the contract. Futures contracts also involve elements of market risk in excess of the amount reflected in the statement of assets and liabilities.

E. FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS

The Fund may enter into forward foreign currency exchange contracts ("forward contracts") to settle portfolio purchases and sales of securities denominated in a foreign currency and to hedge certain foreign currency assets or liabilities. Forward contracts are recorded at the forward rate and marked-to-market daily. Realized gains and losses arising from such transactions are included in net realized gain (loss) on foreign currency related transactions. The Fund bears the risk of an unfavorable change in the foreign currency exchange rate underlying the forward contract and is subject to the credit risk that the other party will not fulfill their obligations under the contract. Forward contracts involve elements of market risk in excess of the amount reflected in the statement of assets and liabilities.

F. SECURITY TRANSACTIONS AND INVESTMENT INCOME

Securities transactions are accounted for no later than one business day after the trade date. Realized gains and losses are computed on the identified cost basis. Interest income is recorded on the accrual basis and dividend income is recorded on the ex-dividend date.

G. ORGANIZATION EXPENSES

The Fund's organization expenses are amortized to operations over a five-year period on a straight-line basis. In the event any of the initial shares of the Fund are redeemed by First Union during the five-year amortization period, redemption proceeds will be reduced by any unamortized organization expenses in the same proportion as the number of initial shares being redeemed bears to the number of initial shares outstanding at the time of redemption.

H. FEDERAL INCOME TAXES

The Fund has qualified and intends to qualify in the future as a regulated investment company under the Internal Revenue Code of 1986, as amended (the "Code"). Thus, the Fund is relieved of any federal income tax liability by distributing all of its net taxable investment income and net taxable capital gains, if any, to its shareholders. The Fund also intends to avoid excise tax liability by making the required distributions under the Code. Accordingly, no provision for federal income taxes is required.

I. DISTRIBUTIONS

The Fund distributes net investment income and net capital gains, if any, at least annually. Distributions to shareholders are recorded at the close of business on the ex-dividend date.

  Income and capital gains distributions to shareholders are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. Distributions from taxable net investment income and net capital gains can exceed book basis net investment income and net capital gains.

J. CLASS ALLOCATIONS

Effective January 1, 1997, Class A shares are currently offered at a public offering price which includes a maximum sales charge of 4.75% payable at the time of purchase. Prior to January 1, 1997, Class A shares were offered at a public offering price which included a maximum sales charge of 5.75% payable at the time of purchase.
  Class B shares are sold subject to a contingent deferred sales charge that is payable upon redemption and decreases depending on how long the shares have been held. Class B shares purchased on or after January 1, 1997 will convert to Class A shares after seven years. Class B shares purchased prior to January 1, 1997 retain their existing conversion features.
  Class C shares are sold subject to a contingent deferred sales charge payable on shares redeemed within one year after the month of purchase.
  Income, expenses (other than class specific expenses) and realized and unrealized gains and losses are prorated among the classes based on the relative net assets of each class. Currently, class specific expenses are limited to expenses incurred under the Distribution Plans for each class.

2. CAPITAL SHARE TRANSACTIONS

The Fund's Declaration of Trust authorizes the issuance of an unlimited number of shares of beneficial interest with no par value. Shares of beneficial interest of the Fund are currently divided into Class A, Class B and Class C. Transactions in shares of the Fund were as follows:


                                    YEAR ENDED MARCH 31,

                                      1997         1996
CLASS A
Shares sold                           99,899      114,080
Shares redeemed                     (157,432)    (230,445)
Net decrease                         (57,533)    (116,365)

CLASS B
Shares sold                          391,020      263,001
Shares redeemed                     (371,723)    (469,950)
Net increase (decrease)               19,297     (206,949)

CLASS C
Shares sold                          317,784       65,799
Shares redeemed                     (124,231)     (30,391)
Net increase                         193,553       35,408


3. SECURITIES TRANSACTIONS

Cost of purchases and proceeds from sales of investment securities (excluding short-term securities) for the year ended March 31, 1997 were $10,614,219 and $9,140,457, respectively.

KEYSTONE GLOBAL RESOURCES AND DEVELOPMENT FUND

4. DISTRIBUTION PLANS

The Fund bears some of the costs of selling its shares under Distribution Plans adopted for its Class A, B and C shares pursuant to Rule 12b-1 under the 1940 Act. Under the Distribution Plans, the Fund pays its principal underwriter amounts which are calculated and paid monthly.
  The Fund entered into a principal underwriting agreement with Evergreen Keystone Distributor, Inc. (formerly, Evergreen Funds Distributor, Inc.) ("EKD"), a wholly-owned subsidiary of The BISYS Group Inc. Evergreen Keystone Investment Services, Inc. (formerly Keystone Investment Distributors Company) ("EKIS"), a wholly-owned subsidiary of Keystone, previously served as the Fund's principal underwriter.
  The Class A Distribution Plan provides for expenditures, which are currently limited to 0.25% annually of the average daily net assets of the Class A shares, to pay expenses related to the distribution of Class A shares.
  Pursuant to the Fund's Class B and Class C Distribution Plans, the Fund pays a distribution fee which may not exceed 1.00% annually of the average daily net assets of Class B and Class C shares, respectively. Of that amount, 0.75% is used to pay distribution expenses and 0.25% is used to pay service fees.
  During the year ended March 31, 1997 amounts paid to EKD or EKIS pursuant to the Fund's Class A, Class B and Class C Distribution Plans were $11,027, $162,397 and $32,622 respectively.
  Each of the Distribution Plans may be terminated at any time by vote of the Independent Trustees or by vote of a majority of the outstanding voting shares of the respective class. However, after the termination of any Distribution Plan, and subject to the discretion of the Independent Trustees, payments to EKIS and/or EKD may continue as compensation for services which had been earned while the Distribution Plan was in effect.
  EKD intends, but is not obligated, to continue to pay distribution costs that exceed the current annual payments from the Fund. EKD intends to seek full payment of such distribution costs from the Fund at such time in the future as, and to the extent that, payment thereof by the Class B or Class C shares would be within permitted limits.
  At March 31, 1997 total unpaid distribution costs were $1,099,994 for Class B shares and $301,041 for Class C shares.
  Contingent deferred sales charges paid by redeeming shareholders are paid to EKD or its predecessor.

5. INVESTMENT MANAGEMENT AGREEMENT AND OTHER AFFILIATED TRANSACTIONS

Under an investment advisory and management agreement with the Fund, Keystone provides the Fund with investment advisory and management services. In return, Keystone is paid a management fee, computed daily and paid monthly, at an annual rate of 1.00% of the aggregate net asset value of the Fund. Keystone has entered into a Sub-Investment Advisory Agreement with EIML, dated December 11, 1996, under which EIML provides Keystone with investment research and advice and may provide investment supervision or furnish an investment program for certain assets of the Fund. For its services, EIML receives from Keystone a monthly fee equal to (1) 20% of Keystone's net fee for such month for services rendered in a non-discretionary capacity, plus (2) 10% of Keystone's net fee for such month for services rendered in a discretionary capacity.
  For the year ended March 31, 1997 the Fund paid or accrued to Keystone Investment management and administrative services fees of $243,022, which represented 1.00% of the Fund's average daily net assets on an annualized basis. For the year ended March 31, 1997, Keystone paid or accrued to EIML $59,477 for its services rendered in a non-discretionary capacity.
  During the year ended March 31, 1997, the Fund paid or accrued to Evergreen Keystone Service Company (formerly Keystone Investor Resource Center, Inc.), a wholly-owned subsidiary of Keystone, $86,335 for services rendered as the Fund's transfer and dividend disbursing agent. The Fund paid or accrued $29,463 to Keystone for certain accounting services.
  Officers of the Fund and affiliated Trustees receive no compensation directly from the Fund.

6. EXPENSE OFFSET ARRANGEMENT

The Fund has entered into an expense offset arrangement with its custodian. For the year ended March 31, 1997, the Fund incurred total custody fees of $46,864 and received a credit of $3,073 pursuant to this expense offset arrangement, resulting in a net custody expense of $43,791 The assets deposited with the custodian under this expense offset arrangement could have been invested in income-producing assets.

KEYSTONE GLOBAL RESOURCES AND DEVELOPMENT FUND

INDEPENDENT AUDITORS' REPORT

THE TRUSTEES AND SHAREHOLDERS OF
KEYSTONE GLOBAL RESOURCES AND DEVELOPMENT FUND

We have audited the accompanying statement of assets and liabilities of the Keystone Global Resources and Development Fund (formerly Keystone Strategic Development Fund) including the schedule of investments, as of March 31, 1997, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the two-year period then ended and for the period from October 7, 1994 (commencement of operations) to March 31, 1995 for Class A, Class B, and Class C shares. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of March 31, 1997 by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Keystone Global Resources and Development Fund as of March 31, 1997, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the two-year period then ended and for the period from October 7, 1994 to March 31, 1995 in conformity with generally accepted accounting principles.

                                                           KPMG PEAT MARWICK LLP

Boston, Massachusetts
May 2, 1997

ADDITIONAL INFORMATION
(UNAUDITED)

Shareholders of the Fund considered and acted upon the proposals listed below at a special meeting of shareholders held Monday, December 9, 1996. Below are the results of that vote:

1. TO ELECT THE FOLLOWING DIRECTORS:


                                  AFFIRMATIVE     WITHHELD

  Frederick Amling                    457,258       14,300
  Laurence B. Ashkin                  457,258       14,300
  Charles A. Austin III               457,258       14,300
  Foster Bam                          457,027       14,531
  George S. Bissell                   457,258       14,300
  Edwin D. Campbell                   457,258       14,300
  Charles F. Chapin                   457,258       14,300
  K. Dun Gifford                      457,258       14,300
  James S. Howell                     457,258       14,300
  Leroy Keith, Jr.                    457,258       14,300
  F. Ray Keyser, Jr.                  457,258       14,300
  Gerald M. McDonell                  457,258       14,300
  Thomas L. McVerry                   457,258       14,300
  William Walt Pettit                 457,258       14,300
  David M. Richardson                 457,258       14,300
  Russell A. Salton, III MD           457,258       14,300
  Michael S. Scofield                 457,258       14,300
  Richard J. Shima                    457,258       14,300
  Andrew J. Simons                    457,258       14,300


2. TO APPROVE AN INVESTMENT ADVISORY AND MANAGEMENT AGREEMENT BETWEEN THE FUND AND KEYSTONE INVESTMENT MANAGEMENT COMPANY.


                   Affirmative            440,652
                   Against                  6,228
                   Abstain                 24,678

3. TO APPROVE A SUB INVESTMENT ADVISORY AGREEMENT BETWEEN THE FUND AND EQUITILINK INTERNATIONAL MANAGEMENT LIMITED.


                   Affirmative            439,756
                   Against                  6,229
                   Abstain                 25,574

KEYSTONE GLOBAL RESOURCES AND DEVELOPMENT FUND

                                  Glossary of
                               Mutual Fund Terms

  MUTUAL FUND-- A company which combines the investment money of many people whose fnancial goals are similar, and invests that money in a variety of securities. A mutual fund allows the smaller investor the benefts of diversifcation, professional management and constant supervision usually available only to large investors.

  PORTFOLIO MANAGER-- An investment professional who is responsible for managing a portfolio's assets prudently and making appropriate investment decisions, such as which securities to buy, hold and sell, based on the investment objectives of the portfolio.

  STOCK-- Equity or ownership interest in a corporation, which represents a claim on the corporation's assets and earnings.

  BOND-- Security issued by a government or corporation to those from whom it has borrowed money. A bond usually promises to pay interest income to the bondholder at regular intervals and to repay the entire amount borrowed at maturity date.

  CONVERTIBLE SECURITY-- A corporate security (usually preferred stock or bonds) that is exchangeable for a set number of another security type (usually common stocks) at a pre-stated price.

  MONEY MARKET FUND-- A mutual fund whose assets are invested in a diversifed portfolio of short-term securities, including commercial paper, bankers' acceptances, certifcates of deposit and other short-term instruments. The fund pays income which can fluctuate daily. Liquidity and safety of principal are primary objectives.

  NET ASSET VALUE (NAV) PER SHARE-- The value of one share of a mutual fund. The NAV per share is determined by subtracting a fund's total liabilities from its total assets, and dividing that amount by the number of fund shares outstanding.

  DIVIDEND-- A per share distribution of the income earned from the fund's portfolio holdings. When a dividend distribution is made, the fund's net asset value drops by the amount of the distribution because the distribution is no longer considered part of the fund's assets.

  CAPITAL GAIN-- The proft from the sale of securities, less any losses. Capital gains are paid to fund shareholders on a per share basis. When a capital gain distribution is made, the fund's net asset value drops by the amount of the distribution because the distribution is no longer considered part of the fund's assets.

  YIELD-- The annualized rate of income as measured against the current net asset value of fund shares.

  TOTAL RETURN-- The change in value of a fund investment over a specifed period of time, taking into account the change in a fund's market price and the reinvestment of all fund distributions.

  SHORT-TERM-- An investment with a maturity of one year or less.

  LONG-TERM-- An investment with a maturity of greater than one year.

  AVERAGE MATURITY-- The average number of days until the notes, drafts, acceptances, bonds or other debt instruments in a portfolio become due and payable.

  OFFERING PRICE-- The offering price of a share of a mutual fund is the price at which the share is sold to the public.

                                 KEYSTONE AMERICA
                                 FAMILY OF FUNDS

                                       *

                                Balanced Fund II
                            California Tax Free Fund
                      Capital Preservation and Income Fund
                             Florida Tax Free Fund
                             Fund for Total Return
                              Fund of the Americas
                           Global Opportunities Fund
                     Global Resources and Development Fund
                           Government Securities Fund
                      Hartwell Emerging Growth Fund, Inc.
                          Intermediate Term Bond Fund
                          Massachusetts Tax Free Fund
                             Missouri Tax Free Fund
                             New York Tax Free Fund
                                   Omega Fund
                           Pennsylvania Tax Free Fund
                          Small Company Growth Fund II
                             Strategic Income Fund
                              Tax Free Income Fund
                                World Bond Fund

This report was prepared primarily for the information of the Fund's shareholders. It is authorized for distribution if preceded or accompanied by the Fund's current prospectus. The prospectus contains important information about the Fund including fees and expenses. Read it carefully before you invest or send money. For a free prospectus on other Keystone funds, contact your financial adviser or call Keystone.

   (Evergreen Keystone FUNDS Logo)
   P.O. Box 2121
   Boston, Massachusetts 02106-2121

GRD-REV01 5/97
8.8M                             (recycle logo)

                                    KEYSTONE

                                 (Keystone Logo)

                                 GLOBAL RESOURCES
                                       AND
                                DEVELOPMENT FUND

                          (Evergreen Keystone FUNDS Logo)

                                 ANNUAL REPORT
                                 MARCH 31, 1997